SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 23, 2004

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)


        Connecticut                  1-9583                  06-1185706
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)


               113 King Street,
               Armonk, New York                            10504
   (Addresses of principal executive offices)            (Zip Code)


               Registrant's telephone number, including area code:
                                  914-273-4545


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On November 23, 2004, MBIA Inc. issued a press release announcing that on Thursday, November 18, it had received identical document subpoenas from the Securities and Exchange Commission and the New York Attorney General's office requesting information with respect to non-traditional or loss mitigation insurance products developed, offered or sold by MBIA to third parties from January 1, 1998 to the present. The subpoenas did not identify any specific transaction.

However, in a subsequent call made by the Company to the SEC, a representative of the SEC indicated that the investigation will include the reinsurance arrangements entered into by MBIA in 1998 in connection with the bankruptcy of the Delaware Valley Obligated Group (DVOG), an entity that is part of Pittsburgh-based Allegheny Health, Education and Research Foundation (AHERF).

As previously noted, MBIA intends to cooperate fully with the Securities and Exchange Commission and the New York Attorney General's request for documents.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1   Press Release issued by MBIA Inc. dated November 23, 2004.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MBIA INC.



                                                 By: /s/ Ram D. Wertheim
                                                     ---------------------------
                                                     Ram D. Wertheim
                                                     General Counsel

Date: November 23, 2004



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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                             Dated November 23, 2004


Exhibit 99.1         Press Release issued by MBIA Inc. dated November 23, 2004.